UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
March 2, 2006
Date of Report (Date of earliest event reported)

Commission File	Exact Name of Registrant as Specified in
Number	Its Charter; State of Incorporation;
	Address of Principal Executive Offices;	IRS Employer
	and Telephone Number	Identification Number
1-16169	EXELON CORPORATION	23-2990190
(a Pennsylvania corporation)
10 South Dearborn Street — 37th Floor
P.O. Box 805379
Chicago, Illinois 60680-5379
(312) 394-7398

1-1839	COMMONWEALTH EDISON COMPANY	36-0938600
(an Illinois corporation)
440 South LaSalle Street
Chicago, Illinois 60605-1028
(312) 394-4321

000-16844	PECO ENERGY COMPANY	23-0970240
(a Pennsylvania corporation)
P.O. Box 8699
2301 Market Street
Philadelphia, Pennsylvania 19101-8699
(215) 841-4000

333-85496	EXELON GENERATION COMPANY, LLC	23-3064219
(a Pennsylvania limited liability company)
300 Exelon Way
Kennett Square, Pennsylvania 19348
(610) 765-6900
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01. Regulation FD Disclosure
SIGNATURES
Slides

Section 7 — Regulation FD
Item 7.01. Regulation FD Disclosure
On March 2, 2006, Exelon Corporation (Exelon) will participate in the Citigroup Power, Gas and Utilities Conference in Miami, Florida. During the conference, Exelon will use the same handouts that were included in the Report on Form 8-K filed on February 17, 2006 for the Edison Electric Institute International Utilities Conference, except that two slides were updated. Copies of the updated slides are attached as Exhibit 99 to this Report. During the Citigroup conference, Exelon will reaffirm its previous earnings guidance, as disclosed in the February 17, 2006 Report on Form 8-K.
* * * * *
This combined Form 8-K is being furnished separately by Exelon, Commonwealth Edison Company (ComEd), PECO Energy Company (PECO) and Exelon Generation Company, LLC (Generation) (Registrants). Information contained herein relating to any individual registrant has been furnished by such registrant on its own behalf. No registrant makes any representation as to information relating to any other registrant.
Except for the historical information contained herein, certain of the matters discussed in this Report are forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that are subject to risks and uncertainties. The factors that could cause actual results to differ materially from the forward-looking statements made by a registrant include those factors discussed herein, as well as the items discussed in (a) the Registrants’ 2005 Annual Report on Form 10-K—ITEM 1A. Risk Factors, (b) the Registrants’ 2005 Annual Report on Form 10-K—ITEM 8. Financial Statements and Supplementary Data: Exelon—Note 20, ComEd—Note 17, PECO—Note 15 and Generation—Note 17, and (c) other factors discussed in filings with the SEC by the Registrants. The factors that could cause actual results to differ materially from these forward-looking statements include risks associated with the proposed merger of Exelon and PSEG that are included in the joint proxy statement/prospectus that Exelon filed with the SEC pursuant to Rule 424(b)(3) on June 3, 2005 (Registration No. 333-122704). Readers are cautioned not to place undue reliance on these forward-looking statements, which apply only as of the date of this Report. None of the Registrants undertakes any obligation to publicly release any revision to its forward-looking statements to reflect events or circumstances after the date of this Report.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EXELON CORPORATION
PECO ENERGY COMPANY
EXELON GENERATION COMPANY, LLC

/s/ John F. Young
John F. Young
Executive Vice President, Finance and Markets,
and Chief Financial Officer
Exelon Corporation

COMMONWEALTH EDISON COMPANY

/s/ Robert K. McDonald
Robert K. McDonald
Senior Vice President, Chief Financial Officer, Treasurer
and Chief Risk Officer
Commonwealth Edison Company
March 2, 2006